Exhibit 99.1

THE MADISON SQUARE GARDEN COMPANY BOARD APPROVES SPIN-OFF OF

ENTERTAINMENT BUSINESSES FROM SPORTS BUSINESSES

Spin-Off Transaction Expected to be Completed in Mid-April

Construction of MSG Sphere in Las Vegas to be Temporarily Suspended

NEW YORK, N.Y., March 31, 2020—The Madison Square Garden Company (NYSE: MSG) today announced that its board of directors has approved the spin-off of its entertainment businesses from its sports businesses, which is expected to be completed in mid-April. In addition, the Company provided an update on its MSG Sphere construction in Las Vegas.

Two Distinct Companies for Shareholders

Upon completion of the spin-off transaction, MSG will be a pure-play sports company and will change its name to Madison Square Garden Sports Corp. (MSG Sports), while the newly-formed entertainment company will be named Madison Square Garden Entertainment Corp. (MSG Entertainment).

The distribution will take place on April 17, 2020 to MSG stockholders of record as of the close of business on April 13, 2020. Each MSG common stockholder will receive one share of MSG Entertainment Class A or Class B common stock for every share of MSG Class A or Class B common stock, respectively, held as of the record date.

James L. Dolan, MSG’s Executive Chairman and Chief Executive Officer, said: “While our industry is currently going through a difficult period, we are confident in the enduring strength and value of our businesses. Today’s approved spin-off is the result of many months of preparation, and we believe it will set the stage for long-term success for both MSG Sports and MSG Entertainment.”

No action or payment is required by MSG stockholders to receive shares of the new MSG Entertainment. Stockholders who hold MSG common stock as of the record date will receive a book-entry account statement reflecting their ownership of new MSG Entertainment common stock or their brokerage account will be credited with the new MSG Entertainment shares. An Information Statement containing details regarding the distribution of the new MSG Entertainment common stock and the new MSG Entertainment business and management following the spin-off will be mailed to MSG stockholders as of the record date prior to the distribution date.

The spin-off has been structured to qualify as a tax-free distribution to MSG stockholders and MSG for U.S. federal income tax purposes. MSG stockholders are urged to consult with their tax advisors with respect to the U.S. federal, state, local and foreign tax consequences of the spin-off.

Beginning on April 9, 2020, and continuing until the occurrence of the distribution, MSG expects that its common stock will trade in two markets on the NYSE: in the “regular way” market under the symbol “MSG” and under the current name, “The Madison Square Garden Company”, and in the “ex-distribution” market under the symbol “MSGS WI” and under the new name “Madison Square Garden Sports Corp.”

Any holders of MSG Class A common stock who sell shares regular way on or before April 17, 2020, will also be selling their right to receive Class A common stock of the newly formed MSG Entertainment. Investors are encouraged to consult with their financial advisors regarding the specific implications of buying or selling MSG Class A common stock on or before the distribution date. The CUSIP number for MSG Class A common stock will remain 55825T103. MSG’s Class B common stock is not listed on a securities exchange.

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Page 2 – MSG Board Approves Spin-off of Entertainment Businesses from Sports Businesses

The new MSG Entertainment Class A common stock is expected to begin trading on a “when-issued” basis on the NYSE under the symbol “MSGE WI” and under the name “Madison Square Garden Entertainment Corp.” beginning on April 9, 2020. “When issued” trading of MSG Entertainment Class A common stock will continue until the distribution occurs. The CUSIP number for MSG Entertainment Class A stock will be 55826T102. MSG Entertainment’s Class B common stock will not be listed on a securities exchange. “Regular way” trading will begin on April 20, 2020, with MSG Entertainment Class A common stock trading under the symbol “MSGE” and MSG Sports Class A common stock trading under the symbol “MSGS”.

The completion of the spin-off is subject to the effectiveness of the Form 10, as well as certain conditions, and approvals and consents, including final league approvals. J.P. Morgan Securities LLC and PJT Partners LP continue to serve as financial advisors and Sullivan & Cromwell LLP continues to serve as legal advisor.

As previously disclosed, it is expected that James Dolan will serve as Executive Chairman of MSG Sports and as Executive Chairman and Chief Executive Officer of MSG Entertainment. Andrew Lustgarten is expected to serve as President and Chief Executive Officer of MSG Sports and as President of MSG Entertainment.

Update on MSG Sphere Construction in Las Vegas

The Company is currently building a state-of-the-art venue in Las Vegas, called MSG Sphere. The widespread global effects of COVID-19 have resulted in significant impediments to construction that are beyond the Company’s control, including disruptions to its supply chain. As a result, the Company will implement a temporary suspension of construction, with all work ceasing over approximately the next two weeks. The Company remains committed to building a state-of-the-art venue in Las Vegas and looks forward to quickly and efficiently resuming construction as soon as practicable. As a result of this delay, the Company does not expect to achieve its goal of opening the venue in calendar year 2021.

About The Madison Square Garden Company

The Madison Square Garden Company (MSG) is a world leader in live sports and entertainment experiences. The company presents or hosts a broad array of premier events in its diverse collection of iconic venues: New York’s Madison Square Garden, Hulu Theater at Madison Square Garden, Radio City Music Hall and Beacon Theatre; the Forum in Inglewood, CA; and The Chicago Theatre. Other MSG properties include legendary sports franchises: the New York Knicks (NBA) and the New York Rangers (NHL); two development league teams – the Westchester Knicks (NBAGL) and the Hartford Wolf Pack (AHL); and esports teams through Counter Logic Gaming, a leading North American esports organization, and Knicks Gaming, MSG’s NBA 2K League franchise. In addition, the Company features the popular original production – the Christmas Spectacular Starring the Radio City Rockettes – and through Boston Calling Events, produces New England’s preeminent Boston Calling Music Festival. Also under the MSG umbrella is Tao Group Hospitality, a world-class hospitality group with globally-recognized entertainment, dining and nightlife brands including Tao, Marquee, Lavo, Avenue, Beauty & Essex and Cathédrale. More information is available at www.themadisonsquaregardencompany.com

This press release may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and that actual results, developments and events may differ materially from those in the forward-looking statements as a result of various factors, including financial community and rating agency perceptions of the Company and its business, operations, financial condition and the industry in which it operates and the factors described in the Company’s filings with the Securities and Exchange Commission, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. The Company disclaims any obligation to update any forward-looking statements contained herein.

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Contacts:

Kimberly Kerns EVP and Chief Communications Officer The Madison Square Garden Company (212) 465-6442 / kimberly.kerns@msg.com	Ari Danes, CFA Senior Vice President, Investor Relations & Treasury The Madison Square Garden Company (212) 465-6072 / ari.danes@msg.com